SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

  As filed with the Securities and Exchange Commission on September 20, 1999.

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          JAPAN OTC EQUITY FUND, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No Fee Required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

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    2. Aggregate number of securities to which transaction applies:

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    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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

                           JAPAN OTC EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                    ---------
                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                November 9, 1999
                                    ---------

TO THE SHAREHOLDERS OF
JAPAN OTC EQUITY FUND, INC.:

      Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Meeting") of Japan OTC Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York on Tuesday, November 9, 1999, at 11:00 A.M. for the following purposes:

      (1) To elect six Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers llp as independent accountants of the Fund for its fiscal year ending February 29, 2000; and

      (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on September 3, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after October 25, 1999, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                              By Order of the Board of Directors


                                                        JOHN J. BORETTI
                                                           Secretary

New York, New York
Dated: September 20, 1999

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

                                 PROXY STATEMENT

                           JAPAN OTC EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                  ------------
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                November 9, 1999
                                  ------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan OTC Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1999 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), 180 Maiden Lane, New York, New York on Tuesday, November 9, 1999, at 11:00 A.M. The approximate mailing date of this Proxy Statement is September 20, 1999.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, and (b) FOR the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on September 3, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 3, 1999, the Fund had outstanding 11,387,819 shares of Common Stock, par value $0.10 per share. To the knowledge of management of the Fund, no person owned beneficially more than 5% of the outstanding shares at such date.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement.

                          ITEM 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

      The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth as follows:

                                                                                                         Shares of
                                                                                                       Common Stock
                                                                                                        of the Fund
                                            Principal Occupations                                      Beneficially
        Name and Address                   During Past Five Years                        Director         Owned at
         of Nominee                      and Public Directorships(1)             Age       Since     September 3, 1999
         ----------                      ---------------------------             ---       -----     -----------------
William G. Barker, Jr.(2) ..... Consultant to the television industry since       66        1993           -0-
111 Parsonage Road                 1991.
Greenwich, Connecticut 06830

George H. Chittenden(2) ....... Director of Bank Audi (U.S.A.).                   82        1990           500
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Nobuo Katayama(3)(4) .......... President of the Fund since 1999; President       52        1999           -0-
180 Maiden Lane                    and Director of NAM-U.S.A. since 1999;
New York, New York 10038           Marketing Officer of Nomura Asset
                                   Management Co., Ltd. ("NAM") from 1997 to
                                   1999; Director and Chief Portfolio Manager
                                   of NAM from 1993 to 1997.

Chor Weng Tan(2) .............. Managing Director for Education, The American     63        1990           -0-
3 Park Avenue                      Society of Mechanical Engineering since
New York, New York 10016           1991; and Director of Tround International,
                                   Inc. from 1984 to 1997.

Arthur R. Taylor(2) ........... President of Muhlenberg College since 1992;       64        1990           -0-
2400 Chew Street                   Dean of the Faculty of Business of
Allentown, Pennsylvania 18104      Fordham University from 1985 to 1992;
                                   Chairman of Arthur R. Taylor & Co. (
                                   Investment firm); and Director of Louisiana
                                   Land & Exploration Company and Pitney Bowes,
                                   Inc from 1982 to 1997.

John F. Wallace(3) ............ Vice President of the Fund since 1997 and         71        1990           500
180 Maiden Lane                    Secretary and Treasurer of the Fund from
New York, New York 10038           1993 to 1997; Senior Vice President of
                                   NAM-U.S.A. since 1981, Secretary since
                                   1976, Treasurer since 1984 and Director since
                                   1986.

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(1)   Each of the nominees is also a director of Jakarta Growth Fund, Inc.,
      Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager.

(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

(4) Effective June 1, 1999, Nobuo Katayama was elected a Director of the Fund to fill the vacancy created by the resignation of Haruo Sawada.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended February 28, 1999, the Board of Directors held four meetings, and the Audit Committee and the Nominating Committee each held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Katayama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Katayama is President of the Fund, the President and a director of NAM-U.S.A. Mr. Wallace is a Vice President of the Fund, a Senior Vice President, Secretary, Treasurer and a director of NAM-U.S.A.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $40,075 for the fiscal year ended February 28, 1999. The Fund has paid affiliated directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $6,047 for the fiscal year ended February 28, 1999.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                                 Aggregate            Pension or Retirement      Total Compensation from
                               Compensation        Benefit Accrued as Part of     Fund Complex Paid to
                               from Fund For          Fund Expenses for its       Directors During the
                           its Fiscal Year Ended        Fiscal Year Ended          Calendar Year Ended
   Name of Director          February 28, 1999         February 28, 1999*          December 31, 1998*
   ----------------          -----------------         ------------------          ------------------
William G. Barker .......          $7,000                     None                       $29,000

George H. Chittenden ....          $7,000                     None                       $29,000

Nobuo Katayama** ........              --                     None                            --

Chor Weng Tan ...........          $7,000                     None                       $29,000

Arthur R. Taylor ........          $7,000                     None                       $29,000

John F. Wallace .........              --                     None                            --

----------
* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.
** Effective June 1, 1999, Nobuo Katayama was elected a Director of the Fund to fill the vacancy created by the resignation of Haruo Sawada.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                                    Shares of
                                                                                                  Common Stock
                                                                                                   of the Fund
                                                                                                  Beneficially
                                                                                      Officer       Owned at
Name and Principal Occupation During Past Five Years                Office      Age    Since    September 3, 1999
----------------------------------------------------                ------      ---    -----    -----------------
Nobuo Katayama ................................................    President     52    1999            -0-
   President and Director of NAM-U.S.A. since 1999,
      Marketing Officer of NAM from 1997 to 1999, Director
      and Chief Portfolio Manager of NAM from 1993 to 1997.

Keisuke Haruguchi ............................................. Vice President   49    1999            -0-
   Senior Vice President and Director of NAM-U.S.A. since
      1999; Senior Manager of NAM from 1997 to 1998; Manager
      of The Nomura Securities Co., Ltd. from 1994 to 1996.

John F. Wallace ............................................... Vice President   71    1990            500
   Senior Vice President of NAM-U.S.A. since 1981, Secretary
      since 1976, Treasurer since 1984 and Director since
      1986.

John J. Boretti ...............................................  Secretary and   47    1997            -0-
   Senior Vice President of NAM-U.S.A. since 1996, Vice          Treasurer
      President and Chief Financial Officer of Kidder
      Peabody Asset Management, Inc. and Kidder, Peabody
      Mutual Funds and Vice President of Kidder, Peabody &
      Co. Inc. from 1993 to 1995.

      Stock Ownership. At September 3, 1999, the Directors and officers of the Fund as a group (8 persons) owned an aggregate of 1,000 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Katayama, President of the Fund and Mr. Haruguchi a Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NAM-U.S.A. and NAM.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers llp ("PricewaterhouseCoopers"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending February 29, 2000. PricewaterhouseCoopers has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      PricewaterhouseCoopers also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that PricewaterhouseCoopers has been retained as the independent accountants for these other entities in its evaluation of the ability of PricewaterhouseCoopers to also function in that capacity for the Fund.

      A representative of PricewaterhouseCoopers is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

                             ADDITIONAL INFORMATION

      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $3,500, together with reimbursement of such firm's expenses.

      The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that the rules of the New York Stock Exchange permit such broker-dealers, without instructions from such customers, clients and beneficial shareholders, to grant authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on the items to be considered at the meeting.

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 2-1-14, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

      The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by June 1, 2000.

                                              By Order of the Board of Directors


                                                        JOHN J. BORETTI
                                                           Secretary

New York, New York
Dated: September 20, 1999

                           JAPAN OTC EQUITY FUND, INC.

                                 180 Maiden Lane
                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nobuo Katayama and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Japan OTC Equity Fund, Inc. (the "Fund") held of record by the undersigned on September 3, 1999 at the Annual Meeting of the Shareholders of the Fund to be held on November 9, 1999 or any adjournment thereof.

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.
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Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
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HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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

|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

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                           JAPAN OTC EQUITY FUND, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on          |_|
the reverse side of this card.

                                                      --------------------------
      Please be sure to sign and date this Proxy      Date
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------Shareholder sign here---------------------------Co-owner sign here--------

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" ALL PROPOSALS

1. Proposal for the election of Directors.
                                                 For                   For All
   William G. Barker, Jr.  Chor Weng Tan         All        With-     Nominees
   George H. Chittenden    Arthur R. Taylor   Nominees      hold       Except
   Nobuo Katayama          John F. Wallace       |_|         |_|         |_|

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee(s)' name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of           For       Against     Abstain
   PricewaterhouseCoopers LLP as the             |_|         |_|         |_|
   independent accountants of the Fund.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

   RECORD DATE SHARES: